EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-3 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the senior unsecured notes of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Date:  January 28, 1998                         By:/s/ George L. Argyros
                                                ---------------------
                                                George L. Argyros

Date:  January 28, 1998                         By:/s/ Gary J. Beban
                                                -----------------
                                                Gary J. Beban

Date:  January 28, 1998                         By:/s/ J. David Chatham
                                                --------------------
                                                J. David Chatham

Date:  January 28, 1998                         By:/s/ William G. Davis
                                                --------------------
                                                William G. Davis

Date:  January 28, 1998                         By:/s/ James L. Doti
                                                -----------------
                                                James L. Doti

Date:  January 28, 1998                         By:/s/ Lewis W. Douglas, Jr.
                                                -------------------------

                                                Lewis W. Douglas, Jr.

Date:  January 28, 1998                         By:/s/ Paul B. Fay, Jr.
                                                --------------------
                                                Paul B. Fay, Jr.

Date:  January 28, 1998                         By:/s/ Dale F. Frey
                                                ----------------
                                                Dale F. Frey

Date:  January 28, 1998                         By:/s/ Anthony R. Moiso
                                                --------------------
                                                Anthony R. Moiso

Date:  January 28, 1998                         By:/s/ Rudolph J. Munzer
                                                ---------------------
                                                Rudolph J. Munzer

Date:  January 28, 1998                         By:/s/ Frank O'Bryan
                                                -----------------
                                                Frank O'Bryan

Date:  January 28, 1998                         By:/s/ Roslyn B. Payne
                                                -------------------
                                                Roslyn B. Payne

Date:  January 28, 1998                         By:_____________________
                                                D. Van Skilling

Date:  January 28, 1998                         By:/s/ Virginia Ueberroth
                                                ----------------------
                                                Virginia Ueberroth